Exhibit 23 (m) Form of Plan of Distribution Pursuant to Rule 12b-1

                                                        - 2 -
Investor Class

                                 INVESTOR SHARES
                     TRANSAMERICA PREMIER CASH RESERVE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 August 4, 1995

         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Cash Reserve Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                                        - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Section 26(b) of the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                                  TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                                        - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Section 26(b) of the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                     TRANSAMERICA PREMIER CASH RESERVE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Cash Reserve Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

          B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in
     Section IV.B. of this 12b-1 Plan.

                                                        - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                        TRANSAMERICA PREMIER EQUITY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Equity Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                                        - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                                        - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                         TRANSAMERICA PREMIER INDEX FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


          WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Index Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     - 5 - B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.


VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                     TRANSAMERICA PREMIER SMALL COMPANY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Small Company Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                                        - 9 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 INVESTOR SHARES
                         TRANSAMERICA PREMIER VALUE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Investor Shares of Transamerica Premier Value Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Investor Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC, as compensation for TSSC's services as Distributor of the Investor Shares of the Fund, a distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Investor Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Investor Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Investor Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Investor Shares, any distribution expenses incurred by TSSC on behalf of the Investor Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Investor Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Investor Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Investor Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Investor Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Investor Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Investor Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Investor Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Investor Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                      - 2 -
Class A 12-b1

                                 CLASS A SHARES
                     TRANSAMERICA PREMIER CASH RESERVE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Cash Reserve Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                                TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                        TRANSAMERICA PREMIER EQUITY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Equity Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                         TRANSAMERICA PREMIER INDEX FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


          WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Index Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     - 7 - B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.

VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                         TRANSAMERICA PREMIER VALUE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Value Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                     TRANSAMERICA PREMIER CASH RESERVE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Cash Reserve Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                        TRANSAMERICA PREMIER EQUITY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Equity Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                         TRANSAMERICA PREMIER INDEX FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


          WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Index Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     - 7 - B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.

VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                     TRANSAMERICA PREMIER SMALL COMPANY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Small Company Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                     TRANSAMERICA PREMIER SMALL COMPANY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Small Company Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 9 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS A SHARES
                         TRANSAMERICA PREMIER VALUE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class A Shares of Transamerica Premier Value Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class A Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.35% on an annualized basis of the average daily net assets of the Fund's Class A Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class A Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class A Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class A Shares, any distribution expenses incurred by TSSC on behalf of the Class A Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class A Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class A Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class A Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class A Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class A Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class A Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                      - 2 -
Class M Shares

                                 CLASS M SHARES
                     TRANSAMERICA PREMIER CASH RESERVE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Cash Reserve Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                        TRANSAMERICA PREMIER EQUITY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Equity Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                         TRANSAMERICA PREMIER INDEX FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


          WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of beneficial interest; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Index Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     - 7 - B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares. If either the 12b-1 Plan or the Distribution Agreement is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof and the Distribution Agreement which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deemed advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or other entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.

VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                     TRANSAMERICA PREMIER CASH RESERVE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Cash Reserve Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                        TRANSAMERICA PREMIER EQUITY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Equity Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                    TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier High Yield Bond Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 5 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                         TRANSAMERICA PREMIER INDEX FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


          WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Index Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     - 7 - B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.

VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                     TRANSAMERICA PREMIER SMALL COMPANY FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Small Company Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

                                      - 9 -
         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.

         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:

                                 CLASS M SHARES
                         TRANSAMERICA PREMIER VALUE FUND
                                   A SERIES OF
                          TRANSAMERICA INVESTORS, INC.


                        PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940


         WHEREAS, TRANSAMERICA INVESTORS, INC. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale to the public shares of common stock; and

         WHEREAS, the Corporation desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") applicable to the Class M Shares of Transamerica Premier Value Fund (the "Fund"), a series of shares of the Corporation; and

         WHEREAS, the Corporation has entered into a Distribution Agreement ("Distribution Agreement") with Transamerica Securities Sales Corporation ("TSSC"), pursuant to which TSSC has agreed to serve as Distributor for the various series and classes of shares of the Corporation during the continuous offering of its shares;

         NOW, THEREFORE, the Corporation hereby adopts this 12b-1 Plan with respect to the Class M Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act.


I.       COMPENSATION

         A. The Fund is authorized to pay to TSSC a distribution fee at the rate of 0.60% on an annualized basis of the average daily net assets of the Fund's Class M Shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Corporation and the Distributor agree.

     B. The Fund may pay a distribution fee to TSSC at a rate that is lower than the rate specified in Section I.A. of this 12b-1 Plan, as agreed upon by the Corporation and TSSC and as approved in the manner specified in Section IV.B. of this 12b-1 Plan.

         The amount of the fees payable by the Fund to TSSC under Section I.A hereof and the Distribution Agreement is not related directly to expenses incurred by TSSC on behalf of the Fund in serving as Distributor of the Class M Shares. Section II of this 12b-1 Plan and the Distribution Agreement do not obligate the Corporation to reimburse TSSC for such expenses. If TSSC's expenses with respect to the Class M Shares of the Fund exceed the fee set forth in
Section I.A. of this 12b-1 Plan, the Fund will not pay TSSC any additional fee. Conversely, if such expenses of TSSC are less than the fee set forth in Section I.A., TSSC shall be entitled to keep the excess fee.

         The fee set forth in Section I.A. of this 12b-1 Plan will be paid by the Fund to TSSC unless and until the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares. If the 12b-1 Plan is terminated or not renewed with respect to the Class M Shares, any distribution expenses incurred by TSSC on behalf of the Class M Shares of the Fund in excess of the payments of the fees specified in Section I.A. hereof which TSSC has received or accrued through the termination date are the sole responsibility and liability of TSSC, and are not obligations of the Corporation.


II.      EXPENDITURES OF THE DISTRIBUTOR

         As Distributor of the Class M Shares of the Fund, TSSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class M Shares of the Fund, including, but not limited to: (a) compensation to employees of TSSC; (b) compensation to and expenses, including overhead and telephone expenses, of TSSC and other selected broker-dealers who engage in or support the distribution of shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Corporation for other than existing shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Corporation may, from time to time, deem advisable.


III.     REPORTS

         TSSC shall provide to the Board of Directors of the Corporation (the "Board") and the Board shall review, at least quarterly, a written report of the amounts expended by TSSC with respect to the Class M Shares of the Fund under this 12b-1 Plan and the Distribution Agreement and the purposes for which such expenditures were made. TSSC shall submit only information regarding amounts expended for "Distribution Activities," as defined in this Section III, to the Board in support of the distribution fee payable hereunder.

         For purposes of this 12b-1 Plan, "Distribution Activities" shall mean any activities in connection with TSSC's performance of its obligations under this 12b-1 Plan or the Distribution Agreement that are not deemed "Service Activities." "Service Activities" shall mean activities in connection with the provision by TSSC or another entity of personal services and/or the maintenance of shareholder accounts within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. Overhead and other expenses of TSSC related to its Distribution Activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for "Distribution Activities."


IV.  TERM

         This 12b-1 Plan shall not become effective unless it first has been approved:

          A. by a vote of at least a majority of the outstanding voting securities of the Class M Shares of the Fund (which may consist of the initial sole shareholder); and

         B. by votes of a majority of both: (a) the Board; and (b) those Directors of the Corporation who are not "interested persons" of the Corporation and have no direct or indirect financial interest in the operation of this 12b-1 Plan or any agreements related thereto (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and until the Directors who approve the 12b-1 Plan's taking effect with respect to the Class M Shares of the Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

         If approved as set forth above, this Plan shall continue thereafter in full force and effect with respect to the Class M Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this 12b-1 Plan in this Section IV.B.


V.       TERMINATION

         This 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class M Shares of the Fund.



VI.      AMENDMENTS

         This 12b-1 Plan may not be amended to increase materially the amount of fees provided for in Section I hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Class M Shares of the Fund, and may not be amended in any other material respect unless approved in the manner provided for approval and annual renewal in Section IV.B. hereof.


VII.     INDEPENDENT DIRECTORS

         While this 12b-1 Plan is in effect, the selection and nomination of the Independent Directors shall be committed to the discretion of the Independent Directors.


VIII.    DEFINITIONS

         As used in this 12b-1 Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.


IX.      RECORDS

         The Corporation shall preserve copies of this 12b-1 Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section III hereof for a period of not less than six (6) years from the date of this 12b-1 Plan, the first two years in an easily accessible place.


X.       SEVERABILITY

         If any provision of this 12b-1 Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this 12b-1 Plan shall not be affected thereby.





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         IN WITNESS WHEREOF, the Corporation has executed this 12b-1 Plan on the day and year set forth below.

         Date:_________________





                          TRANSAMERICA INVESTORS, INC.

                                       By:
                                     Title:
Attest:


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